                                                                    EXHIBIT 99.2

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2004

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                  $   287,140.20
Available Funds:
  Contract Payments due and received in this period                                                                   2,154,521.81
  Contract Payments due in prior period(s) and received in this period                                                   79,531.56
  Contract Payments received in this period for next period                                                             138,786.78
  Sales, Use and Property Tax payments received                                                                          55,395.76
  Prepayment Amounts related to early termination in this period                                                         25,089.62
  Servicer Advance                                                                                                            0.00
  Proceeds received from recoveries on previously Defaulted Contracts                                                         0.00
  Transfer from Reserve Account                                                                                           3,361.80
  Interest earned on Collection Account                                                                                   4,864.17
  Interest earned on SPG Account                                                                                            199.87
  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                 0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)            0.00
  Amounts paid under insurance policies                                                                                       0.00
  Maintenance, Late Charges and any other amounts                                                                             0.00

                                                                                                                    --------------
Total Available Funds                                                                                                 2,748,891.57
Less: Amounts to be Retained in Collection Account                                                                      409,952.43
                                                                                                                    --------------
AMOUNT TO BE DISTRIBUTED                                                                                              2,338,939.14
                                                                                                                    ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2004

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

         POOL A

                         Discounted                             Discounted
  Lease #               Present Value             Lease #      Present Value
-------------------------------------          -------------  ---------------
#*9900321-401 (08/03)   $  2,363.82                           $          0.00
#*2413-001 (11/03)      $385,582.48
#*2932-001 (12/03)      $501,144.35
#*9805562-403 (12/03)   $  2,036.65
#*2277-001 (01/04)      $257,140.55
#*9900373-401 (01/04)   $  2,743.59
#*9901391-401 (01/04)   $ 10,985.78
#*9901524-701 (01/04)   $  4,604.60

                                               -------------
                                      Totals:  $1,148,267.85

         POOL B


                         Discounted                             Discounted
  Lease #               Present Value             Lease #      Present Value
-------------------------------------          -------------  ---------------
#*863-507 (08/03)         13,927.42                                      0.00
#*1459-003 (11/03)       102,464.81
#*1459-004 (11/03)        12,371.50

                                               -------------
                                      Totals:     128,763.73

  a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS     1,277,031.58
  b) ADCB AT  CLOSING DATE                                     270,243,724.70
  c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                        0.47%

*  ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

#  NONRECOVERABLE

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2004

XV. POOL PERFORMANCE MEASUREMENTS

1.                          AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
   This Month                                 11,147,299.82    This Month                      39,917,111.44
   1 Month Prior                              11,583,225.00    1 Month Prior                   42,631,672.69
   2 Months Prior                              4,252,945.01    2 Months Prior                  45,554,951.06

   Total                                      26,983,469.83    Total                          128,103,735.19

   a) 3 Month Average                          8,994,489.94    b) 3 Month Average              42,701,245.06

   c) a/b                                             21.06%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                              Yes  X   No
                                                                                                                 -----   ------
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                                      Yes  X   No
                                                                                                                 -----   ------
   B. An Indenture Event of Default has occurred and is then continuing?                                      Yes      No
                                                                                                                 -----   ------
4. Has a Servicer Event of Default occurred?                                                                  Yes      No
                                                                                                                 -----   ------
5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                           Yes  X   No
                                                                                                                 -----   ------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                                          Yes      No
                                                                                                                 -----   ------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                           Yes      No   X
                                                                                                                 -----   ------
6. Aggregate Discounted Contract Balance at Closing Date                           Balance   $270,243,724.70
                                                                                             ---------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                 TOTAL        % of Total
                      A.D.C.B.                  A.D.C.B.       A.D.C.B.
                      --------                  --------      ----------
30 Days Overdue     2,833,934.79             39,917,111.44      7.100%
60 Days Overdue       233,988.34             39,917,111.44      0.586%
90 Days Overdue       163,420.91             39,917,111.44      0.409%
120 Days Overdue    7,833,123.27             39,917,111.44     19.623%
150 Days Overdue    3,150,755.64             39,917,111.44      7.893%
180 Days Overdue            0.00             39,917,111.44      0.000%